UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   December 12, 2005
                                                   -----------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                1-12289               13-3542736
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     (State or Other Jurisdiction      (Commission          (IRS Employer
           of Incorporation)           File Number)        Identification No.)

   11200 Richmond, Suite 400, Houston, Texas                  77082
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   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code    (281) 899-4800
                                                      --------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

           The "Investor Relations" section of the website of SEACOR Holdings Inc.(the "Company"), http://www.seacorholdings.com, contains information with respect to corporate governance matters under the heading "Corp. Governance." The information includes the charters of various committees of the Company's Board of Directors (the Audit Committee Charter, Compensation Committee Charter and Nominating & Governance Committee Charter) and the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics, Supplemental Code of Ethics for the CEO and Senior Financial Officers and Procedures Addressing Complaints About Accounting and Auditing Matters. The Company will make such information available in print form to any shareholder upon request. Requests may be addressed to SEACOR Holdings Inc., Investor Relations, 460 Park Avenue, 12th Floor, New York, New York 10022.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEACOR Holdings Inc.


                                        By:  /s/ Richard Ryan
                                             -----------------------------------
                                             Name:   Richard Ryan
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer


Date:  December 12, 2005